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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 4, 2002 (JUNE 3, 2002)
                                                   ---------------------------




                                ACTIVISION, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                       0-12699               95-4803544
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(STATE OR OTHER JURISDICTION         (COMMISSION            (IRS EMPLOYER
    OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)




        3100 OCEAN PARK BLVD., SANTA MONICA, CA           90405
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including area code (310) 255-2000
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.  OTHER EVENTS.

The press release issued by Activision, Inc. on June 3, 2002, announcing that the company is raising guidance for the first quarter and full fiscal year 2003 is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   EXHIBITS.

            99.1  Press release of the Company, dated June 3, 2002.




















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2002


                                    ACTIVISION, INC.


                                    By:  /s/ Ronald Doornink
                                       ---------------------------
                                       Name:  Ronald Doornink
                                       Title: President




















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